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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 15, 1996


                   ContiMortgage Home Equity Loan Trust 1996-2
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


   New York                         33-99340-02                  13-3888491
---------------------              -------------             -------------------
(State or Other Jurisdiction       (Commission)              (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)


            c/o Manufacturers & Traders Trust
            One M&T Plaza
            Buffalo, New York
            Attn: Corporate Trust Department
                                                         14203-2599
            ----------------------                       ----------
            (Address of Principal)                       (Zip Code)

        Registrant's telephone number, including area code (716) 842-5589


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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       Note: Please see page 5 for Exhibit Index                   Page 1


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      Item 5.     OTHER EVENTS.

            On December 15, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of November 1996 dated December 15, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

            In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of November, 1996 was $184,582.15.

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      Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

      (a)         Not applicable

      (b)         Not applicable

      (c)         Exhibits:

        19.  Trustee's Monthly Servicing Report for the month of November, 1996

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                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        By:   CONTISECURITIES ASSET FUNDING CORP.,
                              As Depositor


                              By:   /s/    Jerome M. Perelson
                                    ----------------------------
                                     Name:  Jerome M. Perelson
                                     Title: Vice President

                              By:   /s/    Susan E. O'Donovan
                                    ----------------------------
                                     Name:  Susan E. O'Donovan
                                     Title: Vice President




      Dated: December 20, 1996

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                             EXHIBIT INDEX



      EXHIBIT NO. DESCRIPTION

      19.   Trustee's Monthly Servicing Report for the Month of November, 1996.